UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported)
March 13, 1998 (March 3, 1998)

                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


          Maryland                                43-179877
(State or other jurisdiction  (Commission    (I.R.S. Employer
of Incorporation)             File Number)   Identification No.)


     One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri    64105
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (816)472-1700



________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued press releases on March 3, 1998 and March 4, 1998, copies of which are attached hereto as Exhibit 99.1 through 99.2 and are incorporated herein by reference.

TABLE OF PRESS RELEASE DATES

Date                Subject

March 3, 1998       Closing of $200 Million Credit Facility
March 4, 1998       Addition of Chicago Megaplex Theatre


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:

Exhibit No.         Description

     99.1      Press Release, issued March 3, 1998.
     99.2      Press Release, issued March 4, 1998.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ENTERTAINMENT PROPERTIES TRUST

                              By:       /s/ David M. Brain
                                        David M. Brain, Chief
                                        Financial Officer


Date:  March 13, 1998